Exhibit 21

MAGELLAN HEALTH, INC.

LIST OF SUBSIDIARIES

Entity Name:	Jurisdiction of Domicile:	Entity Type:
Magellan Pharmacy Services, Inc.	Delaware	C
Subsidiaries:
4-D Pharmacy Management Systems, LLC	Minnesota	LLC
CDMI, LLC	Rhode Island	LLC
Magellan Administrative Services, LLC	Delaware	LLC
Magellan Rx Management IPA, Inc.	New York	C
Magellan Rx Pharmacy, LLC	Delaware	LLC
Subsidiary:
ONCORE Healthcare, LLC	Delaware	LLC
Magellan Pharmacy Solutions, Inc.	Delaware	C
Magellan Rx Management, LLC	Delaware	LLC
Subsidiaries:
AdvoCare of Tennessee, Inc.	Tennessee	C
Subsidiary:
Premier Holdings, LLC	Tennessee	LLC
Subsidiary:
Premier Behavioral Systems of Tennessee, LLC	Tennessee	LLC
Magellan Behavioral of Michigan, Inc.	Michigan	C
Magellan Behavioral Health of New Jersey, LLC	New Jersey	LLC
Magellan Health Services of California — Employer Services	California	C
Magellan Healthcare, Inc.	Delaware	C
Subsidiaries:
Arizona Biodyne, Inc.	Arizona	C
AlphaCare Holdings, Inc.	Delaware	C
Subsidiary:
AlphaCare of New York, Inc.	New York	C
Continuum Behavioral Healthcare Corporation	Delaware	C
Cobalt Therapeutics, LLC	Delaware	LLC

Subsidiary:
Cobalt Software, LLC	Delaware	LLC
MBC of America,Inc.	Delaware	C
Subsidiary:
Empire Community Delivery Systems, LLC	New York	LLC
Florida MHS, Inc.	Florida	C
Magellan Behavioral Health of Connecticut, LLC	Connecticut	LLC
Magellan Behavioral Health of Idaho, Inc	Idaho	C
Magellan Behavioral Services, Inc.	Delaware	C
Magellan Complete Care, Inc.	Delaware	C
Magellan Complete Care of Virginia, LLC	Virginia	LLC
Magellan Complete Care of Alabama, Inc.	Alabama	C
Magellan Complete Care of Indiana, Inc.	Indiana	C
Magellan Complete Care of Iowa, Inc.	Iowa	C
Magellan Complete Care of Louisiana, Inc.	Louisiana	C
Magellan Complete Care of Nebraska, Inc.	Nebraska	C
Magellan Complete Care of North Carolina, Inc.
Magellan Complete Care of Pennsylvania, Inc.	Pennsylvania	C
Magellan Complete Care of Virginia, Inc.	Virginia	C
Magellan Government Services, Inc	Delaware	C
Magellan Healthcare of Georgia, Inc.	Georgia	C
Magellan Healthcare Provider Group, Inc.	Maryland	C
Magellan Medicaid Administration, Inc.	Virginia	C
Subsidiaries:
Magellan Medicaid Administration of Florida, Inc.	Delaware	C
Magellan Medicaid Administration of Montana, Inc.	Delaware	C
FHC, Inc.	Canada	C
Provider Synergies, LLC	Ohio	LLC
Human Affairs International of California, Inc.	California	C
Magellan Behavioral Health of Florida, Inc.	Florida	C
Subsidiary:
The Community Based Care Partnership, Ltd.	Florida	LP
Magellan Behavioral Health of Massachusetts, Inc.	Massachusetts	C

Magellan Behavioral Health of Nebraska, Inc.	Nebraska	C
Magellan Behavioral Health Systems, LLC	Utah	LLC
Magellan Behavioral Health of Texas, Inc.	Texas	C
Magellan Health QIO, LLC	Nebraska	LLC
Magellan Health Services of Arizona, Inc.	Arizona	C
Subsidiaries:
Magellan Complete Care of Arizona, Inc. (f/k/a Magellan of Arizona, Inc.)	Arizona	C
Magellan Health Services of New Mexico, Inc.	New Mexico	C
Magellan CBHS Holdings, LLC	Delaware	LLC
Subsidiaries:
Charter Behavioral Health System of Massachusetts, Inc.	Massachusetts	C
Charter Behavioral Health System of New Mexico, Inc.	New Mexico	C
Charter Fairmount Behavioral Health System, Inc.	Pennsylvania	C
Charter Medical of Puerto Rico, Inc.	Puerto Rico	C
Charter North Star Behavioral Health System, L.L.C.	Tennessee	LLC
Charter Northridge Behavioral Health System, Inc.	North Carolina	C
Subsidiary:
Holly Hill/Charter Behavioral Health System, L.L.C.	Tennessee	LLC
MBH of Puerto Rico, Inc.	Puerto Rico	C
Merit Health Insurance Company	Illinois	C
Subsidiary:
Magellan Life Insurance Company	Delaware	C
U.S. IPA Providers, Inc.	New York	C
Merit Behavioral Care Corporation	Delaware	C
Subsidiaries:
Magellan HRSC, Inc.	Ohio	C
Magellan Behavioral Health of Pennsylvania, Inc.	Pennsylvania	C
Montana Community Partners, Inc	Montana	C
Continuum Behavioral Care, LLC	Rhode Island	LLC
Magellan Providers of Texas, Inc.	Texas	C
MBC of North Carolina, LLC	North Carolina	LLC
Magellan Behavioral Care of Iowa, Inc.	Iowa	C
PPC Group, Inc.	Delaware	C

P.P.C., Inc.	Missouri	C
Subsidiary:
Personal Performance Consultants of New York, Inc.	New York	C
National Imaging Associates, Inc.	Delaware	C
Subsidiary:
NIA IPA of New York, Inc.	New York	C
National Imaging Associates of Pennsylvania, LLC	Pennsylvania	LLC
National Imaging of CA, Inc.	California	C
NIA Iowa, Inc.	Iowa	C
NIA/Magellan Specialty Management, Inc.	Delaware	C
Magellan Capital, Inc.	Delaware	C
Magellan Financial Capital, Inc.	Nevada	C
Magellan Sub Co III, Inc.	Florida	C